SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential,  for use of the Commission only
    (as permitted by Rule  14a-6(3)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss. 240.14 a-11(c) or ss. 240.14a-12

                        UNITED COMMUNITY BANKSHARES, INC.
                (Name of Registrant as Specified In Its Charter)

                            Timothy P. Veith, Esquire
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1)      Title of each class of securities to which transaction applies:
                  ........................................................................
         (2)      Aggregate number of securities to which transaction applies:
                  ........................................................................
         (3)      Per unit or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which  the  filing  fee was  calculated  and  state how it was determined):
                  ........................................................................
         (4)       Proposed maximum aggregate value of transaction:
                  ........................................................................
         (5)       Total fee paid:
                  ........................................................................
[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange  Act Rule  O-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.
         (1)       Amount Previously Paid:
                  ........................................................................
         (2)       Form, Schedule or Registration Statement No.:
                  ........................................................................
         (3)       Filing Party:
                  ........................................................................
         (4)       Date Filed:
                  ........................................................................

                        UNITED COMMUNITY BANKSHARES, INC.
                               100 East 4th Avenue
                            Franklin, Virginia 23851

                  NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 28, 1998

To:      SHAREHOLDERS OF UNITED COMMUNITY BANKSHARES, INC.

         Notice is hereby given that the 1998 Annual Meeting of Shareholders of United Community Bankshares, Inc. (the "Company") will be held at the Main Street Eatery, Second Floor, 119 North Main Street, Franklin, Virginia on Thursday, May 28, 1998, at 10:00 a.m., local time, for the following purposes:

ITEM 1. To elect three directors of the Company to serve for terms of three years and until their successors are elected and qualified.

ITEM 2. To ratify the appointment of Goodman & Company, L.L.P. as the Company's independent certified public accountants.

ITEM 3. For the transaction of such other business as may properly be brought before the meeting.

         The Board of Directors has fixed the close of business on April 3, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the 1998 Annual Meeting of Shareholders or any adjournment or adjournments thereof.

         There is included herewith a Proxy Statement to which your attention is directed together with the Company's Annual Report for 1997. It is the intent of management to mail this proxy material on May 1, 1998.

                                By Order of the Board of Directors


                                /s/ F. Bruce Stewart
                                ----------------------------
May 1, 1998                     F. Bruce Stewart, Secretary



        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING.
PLEASE SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE RETURN ENVELOPE PROVIDED. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

                       UNITED COMMUNITY BANKSHARES, INC.
                              100 East 4th Avenue
                            Franklin, Virginia 23851


                                PROXY STATEMENT


                      1998 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 28, 1998


         It is the intent of management to mail this Proxy Statement on May 1, 1998. This statement is furnished in connection with the solicitation of proxies to be used at the 1998 Annual Meeting of Shareholders of United Community Bankshares, Inc. (the "Company") to be held at the Main Street Eatery, Second Floor, 119 North Main Street, Franklin, Virginia on Thursday, May 28, 1998, at 10:00 a.m., local time.

         THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY AND THE ENCLOSED PROXY MAY BE REVOKED BY NOTIFYING F. BRUCE STEWART, SECRETARY OF THE COMPANY, IN WRITING, BEFORE OR AT THE MEETING, AT ANY TIME BEFORE IT IS VOTED, OR BY FILING ANOTHER PROXY WITH THE SECRETARY/TREASURER, BEARING A LATER DATE.

         If the proxy is validly executed and not revoked, it will be voted at the meeting as specified therein with respect to the two items set forth. If any other matters come before the meeting, the proxy will be voted with respect thereto in the interest of the Company according to the best judgment of the person or persons voting the proxy.

         In addition to solicitations by mail, directors and officers of the Company may solicit proxies personally or by telephone. The entire cost of the solicitations will be borne by the Company.

                               VOTING SECURITIES

         The Company currently has only one class of stock, Common, of which 1,829,209 shares were outstanding as of the close of business on April 3, 1998, the record date for the determination of shareholders entitled to notice of and to vote at the meeting, and each share is entitled to one vote, there being no provision for cumulative voting.

         With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the 1998 Annual Meeting will be elected directors; therefore, votes withheld will have no effect. The approval of ratification of Goodman & Company, L.L.P. as independent public accountants requires the affirmative vote of a majority of the Company's Common Stock represented at the 1998 Annual Meeting. Thus, although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not received specific instructions from the customer) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for purposes of determining whether such proposals have been approved and therefore have no effect.

                             PRINCIPAL SHAREHOLDERS

         To the best of management's knowledge, the following own either beneficially or of record more than 5% of the Company's outstanding shares of common stock. Additional beneficial ownership information related to the directors and executive officers of the Company is set forth below in the section captioned "Election of Directors of the Company".

         Name and Address        Amount and Nature           Percent of
         Beneficial Owner           of Ownership              Class (1)
        ------------------      ------------------          -------------
  Hannah B. Bain                     99,996 (2)                 5.47%
  Wakefield, Virginia

  J.P. Bain                        98,439 (3)(4)                5.38%
  Wakefield, Virginia

  James H. Lee, III                    94,066                   5.14%
  Courtland, Virginia

(1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(2) Amount does not include the 98,439 shares of the Company held by Mrs. Bain's spouse, J.P. Bain, listed immediately below in this table, to which Mrs. Bain disclaims beneficial ownership. See also Note 3 below for additional information regarding Mr. Bain's beneficial ownership.
(3) Refer to the beneficial ownership table provided in "Election of Directors of the Company" below for detailed descriptions of the nature of the beneficial ownership for the listed individual.
(4) Amount does not include the 99,996 shares of the Company held by Mr. Bain's spouse, Hannah B. Bain, listed immediately above in this table, to which Mr. Bain disclaims beneficial ownership.


                                     ITEM 1
                      ELECTION OF DIRECTORS OF THE COMPANY

         The Company's Board of Directors is divided into three classes (I, II, and III). The term of office for Class II directors will expire at the annual meeting. The three persons named immediately below, all of whom currently serve as directors of the Company, are nominated to serve as Class II directors. If elected, the three nominees will serve for terms of three years until the 2001 annual meeting. The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. The Board believes that the nominees will be available and able to serve as directors, but if any of these persons should not be available or able to serve the proxies may exercise discretionary authority to vote for substitutes proposed by the Board.

         Certain information concerning the nominees for election at the annual meeting as Class II directors is set forth below as of December 31, 1997, as well as certain information about Class III and Class I directors, who will continue in office after the annual meeting until the 1999 and 2000 annual meeting of shareholders, respectively.

                                                                                           Amount and Nature of
                                   Served as                  Principal                    Beneficial Ownership
         Name                      Director               Occupation During               as of December 31, 1997
        and Age                    Since (1)                Past Five Years                (Percent of Class) (2)
   ---------------                -----------             ------------------              -----------------------
                                               CLASS II DIRECTORS (NOMINEES)
                                              To Serve Until 2001, If Elected

J. Philip Bain, Jr. (34)              1988          Stockbroker - Davenport and Company                68,025
                                                                                                          3.7%

Jack P. Bain (74)                     1947        Chairman, The Bank of Sussex and Surry;             198,435 (3)
                                                             Private Investor                            10.8%

Harvey G. Pope (78)                   1988     Vice Chairman of the Company; Chairman of The            8,881 (4)
                                             Bank of Franklin; Consultant, Hancock Peanut Co.               *
                                                            (former President)

                                                    CLASS III DIRECTORS
                                                    To Serve Until 1999

D. Eugene Brittle (48)                1986     Executive Vice President and Chief Operating             4,100 (5)
                                                Officer of the Company; President and Chief                 *
                                             Executive Officer, The Bank of Sussex and Surry,
                                              Chief Executive Officer since 1986 & President
                                                              1997 - Present

Wenifred O. Pearce (56)               1997     President and Chief Executive Officer of the             3,291 (6)
                                                Company and The Bank of Franklin; formerly,                 *
                                             Regional President, Hampton Roads Region - First
                                                         American Bank of Virginia

J. D. Spivey (71)                     1991        Retired, Vice President of Southampton                5,122 (7)
                                                            Tractor, Co., Inc.                              *

J. Russell West (72)                  1970               Chairman of the Company;                      61,653 (8)
                                                      Owner - Ivor Furniture Company                      3.4%

                                                     CLASS I DIRECTORS
                                                    To Serve Until 2000

Hunter Darden , Jr. (75)              1971                    Retired, Farmer                           4,806
                                                                                                            *

Gregor O. Huber (78)                  1972       Retired CEO, The Bank of Sussex and Surry             13,920 (9)
                                                                                                            *

F. Bruce Stewart (58)                 1988     Attorney, Stewart & Stewart, attorneys at law            8,486 (10)
                                                                                                            *

All directors and executive                                                                           380,180
Officers as a group (11)                                                                                 20.8%

*  Represents less than 1% of total outstanding shares

(1) The Company was formed in 1996; therefore, the year referenced refers to the year the director was appointed to the board of one of the Company's subsidiary banks, The Bank of Franklin ("BOF") or The Bank of Sussex and Surry ("BSS") (collectively, the "Subsidiary Banks").
(2) See the definition of beneficial ownership set forth in footnote 1 of "Principal Shareholders" above. (3) Includes 99,996 shares held individually by spouse, Hannah B. Bain, to which Mr. Bain disclaims beneficial ownership; 18,000 shares held in trust for the benefit of his daughter for which Mr. Bain is trustee; and 23,880 shares held by Mr. Bain as trustee under-the-will of Robert F. Bain, Jr.
(4)  Includes 317 shares owned by spouse.
(5) Includes 600 shares held jointly with spouse and 600 exercisable options.
(6)  Includes 667 exercisable  options.
(7)  Includes 3,200 shares owned as joint tenants with spouse.
(8)  Includes 600 shares held jointly with spouse.
(9)  Includes 600 shares held jointly with spouse.
(10) Includes 144 shares owned by son living in the household.


Committees of the Company

         Audit Committee. The Audit Committee met twice during 1997 and consists of the following non-employee directors: Messrs. Huber, Darden and West. Charles F. Kingery, Jack Beale, Marion G. Smith and A. Meredith Felts, who are directors of the Subsidiary Banks, are also members of the Audit Committee. The committee reviews financial reports of the Company and each of its subsidiary banks and affiliates. The Audit Committee also is charged with reporting to the Board of Directors the results of internal audit activities and management's response to audit recommendations.

         Personnel Committee. The personnel committee met five times during 1997 and consists of the following non-employee directors: Messrs. Spivey, Stewart, Huber, West and J. Philip Bain, Jr. The committee's primary responsibility is to consider compensation of the executive officers, employee benefits for employees of the Subsidiary Banks, well as such other employment matters as deemed appropriate. The committee considers management and employee performance on an annual basis and recommends compensation to the Board of Directors after considering various factors, primarily, bank performance, condition of the local economy, response to the needs of the Company and its subsidiaries, past salary and salary paid to other officers and employees of institutions of similar size in the region.

         Nominating Committee. The Company has no standing nominating committee. The entire Board of Directors participates in the nominations process for candidates to the Board of Directors. Any nominees for directors recommended by shareholders should be submitted to the President sufficiently in advance of an annual meeting to allow for consideration by the Board of Directors.


                             EXECUTIVE COMPENSATION

      The table below sets forth information concerning the annual compensation earned by listed executive officers as employees of the Company's subsidiary banks. The amounts reflected below relate to compensation earned by the named officer as paid by the officer's respective bank for which he served as President and Chief Executive Officer for each of the three years listed. The individuals' current positions are reflected in the principal positions listed.

                           SUMMARY COMPENSATION TABLE

                                                                           Annual Compensation
                                                      ---------------------------------------------------------
             Name and                                                                            All Other
        Principal Position                Year          Salary (1)          Bonus           Compensation (2)(3)
        ------------------                ----          ----------          -----           -------------------
Wenifred O. Pearce                        1997           $102,400         $ 9,768                 $15,218
CEO and President of                      1996           $ 92,400         $ 4,579                 $ 9,480
the Company and BOF                       1995           $ 82,475             $ -                 $ 8,594

D. Eugene Brittle                         1997           $ 92,339         $ 5,000                 $   895
Executive Vice President                  1996           $ 88,448             $ -                 $   797
and COO of the Company                    1995           $ 76,820             $ -                 $   726
and President and CEO of BSS




(1) Amount shown includes directors' fees for Mr. Pearce of $2,400, $2,400 and $2,375 for 1997, 1996 and 1995 respectively; and for Mr. Brittle, directors' fees of $1,800 in each of the reported years.
(2) Amounts shown for Mr. Pearce include $8,712, $7,500 and $7,500 for each of 1997, 1996, and 1995, respectively, relating to contributions by BOF on behalf of Mr. Pearce under BOF's deferred compensation plan. See "Deferred Compensation and Profit-Sharing Plans" below.
(3) Consists of premiums for life insurance policies with death benefits over $50,000 (Mr. Pearce, $1,710; and Mr. Brittle, $766) and personal use of a bank provided vehicle, as reported for federal income tax purposes (Mr. Pearce, $4,796; and Mr. Brittle, $129).

Employment Contracts

         On August 1, 1997, Mr. Pearce and Mr. Brittle each entered into an employment agreement with the Company. Except as otherwise stated, Mr. Pearce's and Mr. Brittle's agreements are substantially similar. Mr. Pearce's agreement provides that he will serve as President, Chief Executive Officer and a director of the Company and BOF commencing for a period of three years, renewing annually, unless either party gives the other party at least 90 days' written notice prior to the end of the original term or any additional period, of the intention not to renew the agreement. The agreement provides that Mr. Pearce shall be paid a base salary of $100,000 during the first year of the contract, with performance based increases for subsequent years, provided that in each subsequent year he will receive not less than the previous year's base pay. In the event the Company terminates Mr. Pearce's employment without cause or Mr. Pearce's terminates his employment for "good reason", such as the assignment of duties inconsistent with his position, he is entitled to receive in a lump sum his annual base salary through the date of termination, any approved vacation pay, and the balance of his annual base salary through the remaining term of the agreement for a period of or one year from the date of termination which ever is greater. In the event of disability, Mr. Pearce shall continue to receive his agreed salary for 90 days after which he shall have been deemed to have terminated his employment and shall be entitled only to receive disability benefits as provided under any contract of disability insurance as may be provided by the Company.

         The agreement also provides for certain benefits in the event of a change in control of the Company followed by termination of Mr. Pearce's employment without cause, or by Mr. Pearce for certain reasons, including substantial adverse change in responsibilities, decrease in base pay, change in principal work location, or substantial decrease in benefits. Cause shall mean termination for dishonestly, conviction of a felony, or willful unauthorized disclosure of confidential information of the Company. The agreement automatically is extended for 24 months or the balance of the term of the agreement if a change in control occurs.
         As noted, Mr. Brittle's employment agreement provides substantially similar terms as those discussed above for Mr. Pearce. The agreement provides that Mr. Brittle will serve as President, Chief Executive Officer and director of BSS and as Executive Vice President, Chief Operating Officer and director of the Company at a base salary of $90,000 in the first year and that in each subsequent year he will receive not less than the previous year's base pay.

Stock Options

         The table below provides information concerning stock options granted to the named executive officers during 1997.

                                  Number of                                                      Outstanding Options
                                  Securities            Exercise                               as of December 31, 1997
                                  Underlying              Price          Expiration        -------------------------------
Name                           Options Granted          per Share           Date           Exercisable       Unexercisable
----                           ---------------          ---------           ----           -----------       -------------
Wenifred O. Pearce                  16,667               $10.33           02/05/07             667               16,000
D. Eugene Brittle                   15,000               $10.33           02/05/07             600               14,400



The Company's 1997 Incentive Stock Plan (the "Incentive Plan") was adopted by the Board of Directors on February 5, 1997 and approved by a majority of the stockholders at the 1997 Annual Meeting on May 13, 1997. The Incentive Plan makes available up to 100,000 shares of Common Stock for awards to key employees of the Company and its subsidiaries in the form of stock options, stock appreciation rights and restricted stock. The Incentive Plan is effective as of February 5, 1997.

Employee Benefit Plans


         Effective January 1, 1998, the Company adopted a defined contribution plan with 401(K) features, which covers substantially all employees of the Company and its subsidiary Banks who have completed one year of service. Vesting in the plan begins with the second year of participation and increases annually by 20% until full vesting occurs after six years. Employees may contribute up to 15% of their salaries, and the Company matches 50% of the first 6% of employee contributions. Additional contributions can be made by the Company at the discretion of the Board of Directors. Prior to the formation of this plan, each of the Company's subsidiary Banks had qualified retirement plans for the future benefit of their employees. The BOF plans were terminated on December 31, 1997 and the BSS Retirement Plan was terminated on January 31, 1998, subject to regulatory approvals. Prior to January 1, 1998, all employee benefit plans in which the executive officers participated were maintained at the bank levels. The descriptions of such bank plans follow.

         Deferred Compensation and Profit Sharing Plans. BOF maintained deferred compensation and retirement arrangements with certain officers. The Bank's current policy was to accrue the estimated amounts to be paid under the contracts.
However, in previous fiscal years, the related expense was not recorded.

         BOF had a profit-sharing plan for all eligible officers and employees. Requirements for eligibility to participate included reaching the age of 19 and one year of service. Vesting in the plan began the second year of participation and increased annually by 20% until full vesting occurs after six years. Employer contributions were determined annually and are calculated based on the participant's annual compensation. The amounts contributed to the plan were $31,250, $28,000 and $25,000 for 1997, 1996 and 1995, respectively.

         Retirement Plan. BSS had a non-contributory defined benefit pension plan ("BSS Retirement Plan") which covered all employees who were at least twenty and a half years old, who had at least six months of service, and who worked at least 1000 hours during the year. The benefits were based on years of service and employee compensation during the last three years of employment. BSS's funding policy had been to contribute annually the maximum amount that could be deducted for federal income tax purposes. Contributions were intended to provide not only for benefits attributed to services to date but also for those expected to be earned in the future. Cash benefits under the plan generally commence upon retirement, death, or other termination of employment and were payable in various forms, generally at the election of the participant. A participant's benefits under the plan generally became fully vested only after a participant has completed five years of service. Based on current compensation and assuming retirement at the normal retirement age of 65, it is estimated that the annual retirement benefit for Mr. Brittle would be $36,000.

         BSS's retirement plan expense was $59,363, $59,792 and $62,986 in 1997, 1996 and 1995, respectively.

         BSS's retirement plan included a pre-retirement benefit provision to pay a 50% joint and survivor annuity to any surviving spouse in the event a terminated vested or an active participant died before eligibility for early retirement. The annuity was payable from the date the participant would have been eligible for retirement under the plan.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act requires directors, executive officers and 10% beneficial owners of the Company's Common Stock to file reports concerning their ownership of Common Stock. The Company believes that its officers and directors complied with all filing requirements under
Section 16(a) of the Securities Exchange Act of 1934 during 1997, except that each of Messrs. Pearce and Brittle inadvertently made a late Form 5 filing for 1997.

Certain Relationships and Related Transactions

         Some of the directors and officers of the Company and their families are at present, as in the past, customers of one of the banking subsidiaries of the Company, and have had and expect to have transactions with either or both of the Subsidiary Banks in the ordinary course of business. In addition, some of the directors and officers of the Company or its subsidiaries are at present, as in the past, also directors and officers of corporations which are customers of the Subsidiary Banks and which have had or expect to have transactions with the Subsidiary Banks in the ordinary course of business. Such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.

         As of December 31, 1997, the amount of loans, direct and indirect, from the Subsidiary Banks to executive officers, directors of the Company, shareholders holding more than 5% of the outstanding voting securities and entities in which they own significant interest, was $1,185,083.

         J. Phillip Bain, Jr., a director of the Company, is the son of J. P. Bain, who is also a director of the Company.

Directors' Fees and Attendance

         Each director of the Company except the Chief Executive Officer and Chief Operating Officer are compensated for all services rendered throughout the year in the amount of an annual retainer of $4,000 and $100.00 per committee meeting attended. The Chief Executive Officer and Chief Operating Officer are not compensated for Company Board of Directors' meetings or committee meetings, but they are compensated as a member of their respective board of BOF or BSS. Mr. Pearce receives $200 for each BOF board meeting attended and Mr. Brittle receives $150 for each BSS board meeting attended. All incumbent nominee directors attended at least 75% of the aggregate number of meetings held by the Company's Board and meetings of committees on which they served.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
                 SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

                                     ITEM 2
      RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR THE COMPANY

         Goodman & Company, L.L.P. has been selected as independent accountants for the Company for the fiscal year ending December 31, 1998, subject to ratification by the shareholders.

         If not otherwise specified, proxies will be voted in favor of ratification of the appointment. Representatives of Goodman & Company, L.L.P. are expected to be present at the Company's annual meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

    YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT AND RECOMMENDS A VOTE "FOR" APPROVAL OF THIS ITEM.


                             SHAREHOLDER PROPOSALS

         In the event that a shareholder wishes to submit a proposal for consideration by the shareholders of the Holding Company at the 1999 Annual Meeting of Shareholders (the "1999 Annual Meeting"), then in order for the proposal to be includable in the proxy statement for the 1999 Annual Meeting, such proposal must be received by the Secretary of the Company no later than November 30, 1998. It is presently anticipated, that the 1999 Annual Meeting will be held on or around May 11, 1999, although this date may be changed at the discretion of the Company's Board of Directors.


                          AVAILABILITY OF FORM 10-KSB

      ON APRIL 15, 1998, THE COMPANY, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AN ANNUAL REPORT (FORM 10-KSB) FOR THE YEAR 1997. THE COMPANY WILL PROVIDE A COPY OF THE COMPANY'S FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, WITHOUT CHARGE, TO ANY PERSON FROM WHOM THE BOARD OF DIRECTORS HAS SOLICITED A PROXY FOR USE AT THE 1998 ANNUAL MEETING OF SHAREHOLDERS, UPON THE WRITTEN REQUEST OF SUCH PERSON DIRECTED TO WAYNE C. CARRUTHERS, CHIEF FINANCIAL OFFICER, 100 EAST 4TH AVENUE, FRANKLIN, VIRGINIA 23851 (TELEPHONE: (757) 562-5184).

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ F. Bruce Stewart
                                         -----------------------------
FRANKLIN, VIRGINIA                          F. Bruce Stewart
May 1, 1998                                 Secretary

                                     PROXY
                       United Community Bankshares, Inc.
                            1998 Annual Meeting  of
                           Shareholders May 28, 1998

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints F. Bruce Stewart and J. Russell West jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon any and all other matters which may properly be brought before such meeting, all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of United Community Bankshares, Inc., or any adjournment thereof.

ITEM 1: To elect the three (3) nominees for Directors set forth below including voting for a lesser number, if a vacancy occurs among the nominees, and voting in respect to any substitute nominee or nominees designated by the Board of Directors.

_____ FOR  all nominees listed  below           _____ WITHHOLD AUTHORITY
  (except as marked to the contrary below)             to vote for all nominees
                                                       listed below



                      J. Philip Bain, Jr.
                      Jack P. Bain
                      Harvey G. Pope

    (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)

    I withhold authority for
                            ---------------------------------------------
ITEM 2. To ratify the appointment of Goodman & Company, L.L.P. as the Company's independent certified public accountants.


         _____ FOR         _____ AGAINST       _____ ABSTAIN

ITEM 3. For the transaction of such other business as may properly be brought before the meeting.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ON ITEMS 1 AND 2 LISTED ABOVE, AND YOUR PROXY WILL BE VOTED FOR ITEMS 1 AND 2 IF NO SPECIFICATION IS MADE. IF ANY OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED WITH RESPECT THERETO IN THE INTEREST OF THE COMPANY ACCORDING TO THE BEST JUDGMENT OF THE PERSON OR PERSONS VOTING THE PROXY.

          This proxy is revocable by you at any time prior to the voting of the shares represented, by notifying the Secretary of the Company in writing before such vote or by filing another proxy with the Secretary bearing a later date. Shareholders who are present at the meeting may withdraw their proxy and vote in person. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Both joint holders should sign.

    Dated                      , 1998                                    (SEAL)
         ---------------------          --------------------------------
    Number of Shares                                                     (SEAL)
                     ---------          --------------------------------
                                                                         (SEAL)
                                        --------------------------------
    Return to:
    United Community Bankshares, Inc.
    100 East 4th Avenue
    Franklin, Virginia 23851

                       UNITED COMMUNITY BANKSHARES, INC.
                              100 East 4th Avenue
                            Franklin, Virginia 23851


                                  May 1, 1998


Dear Shareholder:

      The 1998 Annual Meeting of Shareholders of United Community Bankshares, Inc. will be held Thursday, May 28, 1998, at 10:00 p.m., local time. The meeting will be held at Main Street Eatery, Second Floor, 119 North Main Street, Franklin, Virginia.

      Included with this letter are several very important items which you should take time to review. These items are:

          1.  Notice  of the 1998  Annual  Meeting  of  Shareholders;
          2.  Proxy Statement for the 1998 Annual Meeting;
          3.  PROXY; and
          4.  The Company's Annual Report for 1997.

      We hope you will attend this meeting; however, if you cannot, we would appreciate your completing the enclosed PROXY and returning it in the envelope provided. Even if you plan to attend, it would be helpful, if you would sign and return the PROXY so that we can be assured of a quorum for the meeting. When registering, you may revoke your PROXY in order to vote in person.

      Your support during 1997 is evidenced in the Company's continued growth. We appreciate your efforts and look forward to 1998.

                                           Very truly yours,

                                           UNITED COMMUNITY BANKSHARES, INC.


                                           /s/ W.O. Pearce
                                          ----------------------------
                                           Wenifred O. Pearce
                                           President and Chief Executive Officer

Enclosures